Putnam
International
Fund 2000


ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

1-31-03


[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]


Dear Fellow Shareholder:

The ongoing lackluster performance of the global economy and the world's equity markets was clearly in evidence during the 12 months ended January 31, 2003, as you will see in this report on the performance of Putnam International Fund 2000 during its most recent fiscal year. In such an environment, the fund's outperformance at NAV of its benchmark index may provide some consolation for shareholders, especially when coupled with the knowledge that such challenging circumstances do not last forever.

The management team's strategy of seeking the strongest stocks within various industry sectors rather than concentrating on the sectors themselves proved advantageous during the period, and the beneficial results were further magnified when translated into dollar terms. All the same, it is disappointing to have to report a loss. On the following pages, your fund's management team gives a full account of performance during the period and offer their outlook for the fiscal year that has just begun.

Meanwhile, we would like you to know how much we appreciate your continued confidence in Putnam, especially as we look back on one of the most challenging years in recent investment history. We believe those who maintain a long-term focus and a diversified approach to investing should eventually be rewarded for their patience.

Respectfully yours,

/S/ JOHN A. HILL                    /S/ GEORGE PUTNAM, III

John A. Hill                        George Putnam, III
Chairman of the Trustees            President of the Funds
March 19, 2003


REPORT FROM FUND MANAGEMENT

This fund is managed by the
Putnam International Core Team

Over the year ended January 31, 2003, Putnam International Fund 2000 posted a loss of -12.34% at net asset value. While reporting a loss is always difficult, we find it encouraging to note that the fund outperformed its benchmark, the Morgan Stanley Capital International EAFE Index. These results reflect an extremely volatile period for equity investors in markets worldwide. Investors continued to favor bonds over stocks during the period, and lower-risk investments, such as guaranteed Treasury bills, tended to reap the greatest rewards.

Total return for 12 months ended 1/31/03

      Net asset value       Public offering price
-----------------------------------------------------------------------
         -12.34%                   -17.32%
-----------------------------------------------------------------------

Past performance does not indicate future results. Performance information for longer periods begins on page 9.

* INTERNATIONAL AND SECTOR DIVERSIFICATION HELPED LIMIT FUND'S LOSSES

Your fund's portfolio typically consists of 30-40 stocks from companies based outside the United States -- a strategy that proved beneficial during a particularly challenging year. Over the course of the year, the stock prices of companies within the United States tended to suffer from the effects of corporate malfeasance, the continued threat of terrorism, and the possibility of a war with Iraq. Because the United States plays such a large role in shaping the global political and economic landscape, these issues also affected international stock prices, although their impact tended to be more muted in the global arena. As a general indication of the turbulence domestic stocks faced over the period, the S&P 500 Index posted a return of -23.02% for the year. How ever, the guidelines we use to maintain the fund's geographic diversification helped to mitigate the risk of investing in any one market, such as the United States. A weakening dollar also helped support the fund's returns on an absolute basis, as the returns in foreign currencies were all translated back into U.S. dollar figures.

[GRAPHIC OMITTED: horizontal bar chart TOP COUNTRY ALLOCATIONS]

TOP COUNTRY ALLOCATIONS*

Japan               14.3%

Switzerland         13.9%

United Kingdom      12.1%

France              11.8%

South Korea          7.0%

Footnote reads:
*Based on net assets as of 1/31/03. Holdings will vary over time.

The fund's geographic diversification is designed to limit risk while expanding its field of opportunity. For the same reason, we also employ a sector diversification strategy. Over the fiscal year, a number of the fund's telecommunications and high-tech holdings struggled while holdings in the tobacco, automotive, and oil and gas sectors contributed positively to performance.

* BOTTOM-UP STOCK SELECTION KEY TO FUND'S INVESTMENT STRATEGY

The management team's stock selection process seeks to uncover stocks of quality brand-name international companies that are generating a positive cash flow, have strong balance sheets, and are selling at reasonable prices. The team's overall philosophy revolves around identifying companies that are leaders within their industries, and as such, stand to improve their market share and long-term returns relative to their competition. Currently, the team is also seeking to reduce the risk of the portfolio by spreading fund assets across a variety of company sizes, sectors, and geographic locations.

Over the period, some of the fund's biggest holdings were also among its stronger performers. For example, Altadis, a French and Spanish tobacco conglomerate, delivered solid returns during the period.

Fund Profile

Putnam International Fund 2000 is designed for investors seeking capital appreciation through investments primarily in equity securities of issuers outside the United States. Without a predetermined bias toward growth or value stocks, the fund invests in a concentrated stock portfolio of market leaders believed to be priced below their worth. It is suitable for investors willing to accept the risks of investing in international markets.

Two of the fund's largest underperforming holdings were AstraZeneca and Vodafone, both of which are based in the U.K. AstraZeneca, in our opinion, has one of the better drug development and distribution pipelines in the industry. Part of the reason for the stock's underperformance is that the company is losing its patent on Prilosec, one of the world's best-selling anti-ulcer medications. Investors anticipated that the market would be flooded with cheaper, generic versions of the drug, and the stock in turn suffered a decline. However, AstraZeneca also produces a more potent anti-ulcer drug, Nexium, and has already begun a push to move doctors and patients toward it. Another factor in the stock's decline was the fact that a number of the company's drugs that are in the later stages of development have taken longer to receive approval than was originally anticipated. This has put a drag on short-term revenue, but as these drugs enter the market, we believe the company and the stock should see a rebound.

Vodafone suffered from similar difficulties. The company is a global wireless market leader with a sound balance sheet and positive cash flow. However, the market for the third-generation wireless technology Vodafone produces is still unclear. A number of investors are skeptical of the demand in the near term, but as current technology grows more and more outdated, we believe the company is in a position to benefit. Another plus, in our opinion, is that the company has no long-distance interests -- a highly competitive segment of the telecommunications industry that recently has been a drag on many of the companies that offer it. We feel Vodafone is poised to outperform its competition as the wireless market recovers. Consequently, both Vodafone and AstraZeneca remain in the portfolio.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

TotalFinaElf SA Class B
France
Oil and gas

Altadis SA
Spain
Tobacco

Samsung Electronics Co., Ltd. GDR
South Korea
Electronics

NTT DoCoMo, Inc.
Japan
Telecommunications

Ciba Specialty Chemicals AG
Switzerland
Chemicals

Canon, Inc.
Japan
Office equipment and supplies

Toyota Motor Corp.
Japan
Automotive

Singapore Press Holdings, Ltd.
Singapore
Publishing

AstraZeneca PLC
United Kingdom
Pharmaceuticals

Danske Bank A/S
Denmark
Banking

These holdings represent 43.3% of the fund's net assets as of 1/31/03. Portfolio holdings will vary over time.


* OUTLOOK FOR 2003 TENTATIVELY OPTIMISTIC

There remains a good deal of uncertainty in stock markets around the world, which is generally a hindrance to performance. Nonetheless, economic data in the United States are gradually improving and there is reason to believe the market may have hit its bottom. Central banks worldwide have adopted a proactive stance toward stimulating economic growth, although nowhere is the monetary policy as aggressive as in the United States. Oil prices, and the effect a potential war with Iraq would have on them, are a concern for companies everywhere. European manufacturers are particularly heavy consumers and Asian countries tend to import a high percentage of the oil they require, so management is carefully monitoring these areas. We are also watching for future opportunities in Asia as it becomes increasingly more consumer-oriented. Many economies have made substantial progress in restructuring following the Asian currency crisis of 1998 and we believe there may be further buying opportunities in the region.

While the team believes a worldwide economic recovery is primarily a matter of time, we do not intend to position the portfolio defensively in the meantime, nor do we currently plan to seek out those companies that may experience the most dramatic upswings when a recovery begins. Rather, the team's investment philosophy for the foreseeable future is to continue to seek to construct an all-weather portfolio of market-leading companies that can limit losses in difficult environments and capitalize on a market recovery as conditions improve.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 1/31/03, there is no guarantee the fund will continue to hold these securities in the future. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. This fund concentrates its assets in fewer stocks, which can affect your fund's performance.

The fund is managed by the Putnam International Core Team. The members of the team are Joshua Byrne (Portfolio Leader), Omid Kamshad (Portfolio Member), Shigeki Makino (Portfolio Member), Simon Davis, Daniel Grana, Pamela Holding, Nicholas Melhuish, Stephen Oler, Carmel Peters, and George Stairs.


PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds and, in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m., Eastern Time.

A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


PERFORMANCE SUMMARY

This section provides information about your fund's performance during its fiscal year, which ended January 31, 2003. In accordance with NASD requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy.

TOTAL RETURN FOR PERIODS ENDED 1/31/03

                                                                  MSCI EAFE
Since inception (5/30/00)              NAV            POP           Index
-------------------------------------------------------------------------------
1 year                               -12.34%        -17.32%        -14.93%
-------------------------------------------------------------------------------
Life of fund                         -34.80         -38.56         -41.17
Annual average                       -14.75         -16.62         -18.03
-------------------------------------------------------------------------------


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 1/31/03

-------------------------------------------------------------------------------
Distributions (number)                          1
-------------------------------------------------------------------------------
Income                                       $0.012
-------------------------------------------------------------------------------
Capital gains                                  --
-------------------------------------------------------------------------------
  Total                                      $0.012
-------------------------------------------------------------------------------
Share value:                           NAV            POP
-------------------------------------------------------------------------------
1/31/02                               $6.31          $6.69
-------------------------------------------------------------------------------
1/31/03                                5.52           5.86
-------------------------------------------------------------------------------


TOTAL RETURN FOR PERIODS ENDED 12/31/02 (most recent calendar quarter)

Since inception (5/30/00)                      NAV            POP
-------------------------------------------------------------------------------
1 year                                       -13.37%        -18.41%
-------------------------------------------------------------------------------
Life of fund                                 -32.21         -36.11
Annual average                               -13.90         -15.85
-------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns reflect the current maximum initial sales charge of 5.75%. This fund is sold on a limited basis and has limited assets. Had expenses not been limited, returns would have been lower.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 5/30/00

               Fund's class A     MSCI EAFE
Date           shares at POP        Index

5/30/00            9,425            10,000
7/31/00            9,823            9,955
10/31/00           8,903            9,327
1/31/01            8,908            9,292
4/30/01            8,141            8,580
7/31/01            7,419            7,794
10/31/01           6,720            7,002
1/31/02            7,008            6,915
4/30/02            7,597            7,389
7/31/02            6,597            6,475
10/31/02           6,220            6,077
1/31/03           $6,144           $5,883

Footnote reads:
Past performance is no assurance of future results. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of international stocks from Europe, Australasia, and the Far East. Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Putnam Funds Trust and Shareholders of Putnam International Fund 2000
(a series of Putnam Funds Trust)

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam International Fund 2000 (the "fund") at January 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at January 31, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
March 7, 2003



THE FUND'S PORTFOLIO
January 31, 2003

COMMON STOCKS  (95.0%) (a)
NUMBER OF SHARES                                                                                              VALUE
Australia (2.5%)
-------------------------------------------------------------------------------------------------------------------
              2,265 News Corp., Ltd. (The) ADR                                                              $60,136

Bermuda (2.1%)
-------------------------------------------------------------------------------------------------------------------
                682 XL Capital, Ltd. Class A                                                                 51,191

Canada (2.9%)
-------------------------------------------------------------------------------------------------------------------
                974 Canadian National Railway Co.                                                            39,749
              1,177 Four Seasons Hotels, Inc.                                                                31,202
                                                                                                      -------------
                                                                                                             70,951

Denmark (2.9%)
-------------------------------------------------------------------------------------------------------------------
              4,400 Danske Bank A/S                                                                          71,463

Finland (2.0%)
-------------------------------------------------------------------------------------------------------------------
              3,445 Nokia OYJ                                                                                48,364

France (11.8%)
-------------------------------------------------------------------------------------------------------------------
              1,240 BNP Paribas SA                                                                           48,937
                640 Bouygues SA                                                                              16,259
              1,149 TotalFinaElf SA Class B                                                                 154,890
              2,810 Vivendi Environnement                                                                    69,247
                                                                                                      -------------
                                                                                                            289,333

Germany (1.7%)
-------------------------------------------------------------------------------------------------------------------
                510 Adidas-Salomon AG                                                                        41,382

Ireland (2.1%)
-------------------------------------------------------------------------------------------------------------------
              3,810 Allied Irish Banks PLC                                                                   52,343

Italy (3.8%)
-------------------------------------------------------------------------------------------------------------------
              2,650 ENI SpA                                                                                  40,075
             15,845 Snam Rete Gas SpA                                                                        54,080
                                                                                                      -------------
                                                                                                             94,155

Japan (14.3%)
-------------------------------------------------------------------------------------------------------------------
              3,000 Canon, Inc.                                                                             104,820
                200 Nintendo Co., Ltd.                                                                       15,744
                 59 NTT DoCoMo, Inc.                                                                        113,651
              1,000 SECOM Co., Ltd.                                                                          29,103
              3,600 Toyota Motor Corp.                                                                       85,707
                                                                                                      -------------
                                                                                                            349,025

Mexico (2.1%)
-------------------------------------------------------------------------------------------------------------------
              1,686 Telefonos de Mexico SA de CV (Telmex) ADR                                                50,479

Netherlands (2.6%)
-------------------------------------------------------------------------------------------------------------------
                272 Gucci Group NV ADR                                                                       25,557
              3,478 Reed Elsevier NV                                                                         38,151
                                                                                                      -------------
                                                                                                             63,708

New Zealand (1.6%)
-------------------------------------------------------------------------------------------------------------------
             16,570 Telecom Corp. of New Zealand, Ltd.                                                       39,759

Singapore (3.4%)
-------------------------------------------------------------------------------------------------------------------
              8,000 Singapore Press Holdings, Ltd.                                                           84,191

South Korea (7.0%)
-------------------------------------------------------------------------------------------------------------------
              2,550 KT Corp. ADR                                                                             52,709
                975 Samsung Electronics Co., Ltd. GDR                                                       118,219
                                                                                                      -------------
                                                                                                            170,928

Spain (5.7%)
-------------------------------------------------------------------------------------------------------------------
              6,120 Altadis SA                                                                              139,714

Switzerland (13.9%)
-------------------------------------------------------------------------------------------------------------------
              1,805 Ciba Specialty Chemicals AG                                                             113,539
                302 Holcim, Ltd. Class B                                                                     50,860
                232 Nestle SA                                                                                48,192
              1,718 Novartis AG                                                                              62,829
              2,407 Swatch Group AG (The)                                                                    40,492
                382 Swiss Reinsurance Co.                                                                    23,093
                                                                                                      -------------
                                                                                                            339,005

Taiwan (0.5%)
-------------------------------------------------------------------------------------------------------------------
              4,110 ASE Test, Ltd. (NON)                                                                     11,833

United Kingdom (12.1%)
-------------------------------------------------------------------------------------------------------------------
              2,174 AstraZeneca PLC                                                                          73,429
              3,431 Diageo PLC                                                                               35,019
             10,493 SABMiller PLC                                                                            67,605
             39,277 Vodafone Group PLC                                                                       70,366
              7,257 WPP Group PLC                                                                            50,812
                                                                                                      -------------
                                                                                                            297,231
                                                                                                      -------------
                    Total Common Stocks (cost $2,363,561)                                                $2,325,191

SHORT-TERM INVESTMENTS (6.3%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
            $27,012 Short-term investments held as collateral for loaned securities with yields ranging from 1.27% to 1.35% and due dates ranging
                    from February 3, 2003 to March 24, 2003 (d)                                             $27,000
            126,877 Short-term investments held in Putnam commingled cash account with yields ranging from 1.23% to 1.69% and due dates ranging
                    from February 3, 2003 to March 31, 2003 (d)                                             126,877
                                                                                                      -------------
                    Total Short-Term Investments (cost $153,877)                                           $153,877
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $2,517,438)                                                  $2,479,068
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $2,447,561.

(NON) Non-income-producing security.

  (d) See Note 1 to the financial statements.

      ADR or GDR after the name of a foreign holding stands for American
      Depositary Receipts or Global Depositary Receipts, respectively, representing ownership of foreign securities on deposit with a custodian bank.

      The fund had the following industry group concentration greater than 10% at January 31, 2003 (as a percentage of net assets):

        Telecommunications 13.4%

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
January 31, 2003
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value, including $26,280 of securities
on loan (identified cost $2,517,438) (Note 1)                                    $2,479,068
-------------------------------------------------------------------------------------------
Foreign currency (cost $49) (Note 1)                                                     54
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                            13,409
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                      106,575
-------------------------------------------------------------------------------------------
Receivable from Manager (Note 2)                                                      5,708
-------------------------------------------------------------------------------------------
Total assets                                                                      2,604,814

Liabilities
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                    120,949
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                              484
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                         1,273
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                              3
-------------------------------------------------------------------------------------------
Payable for offering costs (Note 1)                                                   2,000
-------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                                   27,000
-------------------------------------------------------------------------------------------
Other accrued expenses                                                                5,544
-------------------------------------------------------------------------------------------
Total liabilities                                                                   157,253
-------------------------------------------------------------------------------------------
Net assets                                                                       $2,447,561

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                  $4,416,053
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                          2,163
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                                   (1,933,241)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and assets and
liabilities in foreign currencies                                                   (37,414)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                                      $2,447,561

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($2,447,561 divided by 443,055 shares)                                                $5.52
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $5.52)*                                $5.86
-------------------------------------------------------------------------------------------

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

  The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended January 31, 2003
Investment income:
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $7,397)                                            $58,417
-------------------------------------------------------------------------------------------
Interest                                                                                215
-------------------------------------------------------------------------------------------
Securities lending                                                                      122
-------------------------------------------------------------------------------------------
Total investment income                                                              58,754

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                     29,211
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                        4,988
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                     1,839
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                         37
-------------------------------------------------------------------------------------------
Reports to shareholders                                                               5,946
-------------------------------------------------------------------------------------------
Auditing                                                                             28,465
-------------------------------------------------------------------------------------------
Legal                                                                                11,048
-------------------------------------------------------------------------------------------
Other                                                                                   104
-------------------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Note 2)                                      (33,440)
-------------------------------------------------------------------------------------------
Total expenses                                                                       48,198
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                             (233)
-------------------------------------------------------------------------------------------
Net expenses                                                                         47,965
-------------------------------------------------------------------------------------------
Net investment income                                                                10,789
-------------------------------------------------------------------------------------------
Net realized loss on investments  (Notes 1 and 3)                                  (331,084)
-------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                          (3,057)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities
in foreign currencies during the year                                                 1,176
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments during the year                            9,594
-------------------------------------------------------------------------------------------
Net loss on investments                                                            (323,371)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                              $(312,582)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                                Year ended January 31
                                                                            ---------------------------
                                                                             2003                  2002
-------------------------------------------------------------------------------------------------------
Decrease in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment income (loss)                                              $10,789               $(6,469)
-------------------------------------------------------------------------------------------------------
Net realized loss on investments and foreign currency transactions       (334,141)           (1,374,872)
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments and assets
and liabilities in foreign currencies                                      10,770              (152,785)
-------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                     (312,582)           (1,534,126)
-------------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                                 (5,197)                   --
-------------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)           (2,725,055)               32,176
-------------------------------------------------------------------------------------------------------
Total decrease in net assets                                           (3,042,834)           (1,501,950)

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of year                                                       5,490,395             6,992,345
-------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment income of $2,163
and accumulated net investment loss of $371, respectively)             $2,447,561           $5,490,395
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
-------------------------------------------------------------------------------------------------------
                                                                           For the period
Per-share                                                                   May 30, 2000+
operating performance                       Year ended January 31           to January 31
-------------------------------------------------------------------------------------------------------
                                           2003               2002               2001
-------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $6.31              $8.02              $8.50
-------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------
Net investment income (loss)(a)(b)          .02               (.01)              (.01)
-------------------------------------------------------------------------------------------------------
Net realized and unrealized
loss on investments                        (.80)             (1.70)              (.46)
-------------------------------------------------------------------------------------------------------
Total from
investment operations                      (.78)             (1.71)              (.47)
-------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------
From net investment income                 (.01)                --                 --
-------------------------------------------------------------------------------------------------------
From return of capital                       --                 --               (.01)
-------------------------------------------------------------------------------------------------------
Total distributions                        (.01)                --               (.01)
-------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $5.52              $6.31              $8.02
-------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(c)                   (12.34)            (21.32)             (5.48)*
-------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                           $2,448             $5,490             $6,992
-------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(a)(d)               1.65               1.65               1.12*
-------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)(a)                .36               (.10)              (.19)*
-------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                    60.10             124.23             115.16*
-------------------------------------------------------------------------------------------------------

    + Commencement of operations.

    * Not annualized.

  (a) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses for the fund for the periods ended
      January 31, 2003, January 31, 2002 and January 31, 2001 reflect a reduction of 1.14%, 0.15% and 0.44%, respectively, based on average net assets for class A shares. The fund is currently sold on a limited basis with limited assets. (Note 2)

  (b) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

  (c) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (d) Includes amounts paid through expense offset arrangements (Note 2).

      The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
January 31, 2003

Note 1
Significant accounting policies

Putnam International Fund 2000 (the "fund") is a series of Putnam Funds Trust (the "trust"), which is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-ended management investment company. The objective of the fund is to seek long-term capital appreciation by investing primarily in common stocks of a relatively small number of companies outside the United States which Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes are currently undervalued.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. For foreign investments, if trading or events occurring in other markets after the close of the principle exchange in which the securities are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Security lending The fund may lend securities, through its agent Citibank N.A., to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by Citibank N.A. The fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At January 31, 2003, the value of securities loaned amounted to $26,280. The fund received cash collateral of $27,000, which is pooled with collateral of other Putnam funds into 23 issuers of high grade short-term investments.

G) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended January 31, 2003, the fund had no borrowings against the line of credit.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At January 31, 2003, the fund had a capital loss carryover of approximately $1,913,000 available to the extent allowed by tax law to offset future net capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
       $10,000    January 31, 2009
     1,487,000    January 31, 2010
       416,000    January 31, 2011

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending January 31, 2004 approximately $10,000 of losses recognized during the period November 1, 2002 to January 31, 2003.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses and post-October loss deferrals. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended January 31, 2003, the fund reclassified $3,058 to decrease undistributed net investment income with a decrease to accumulated net realized losses of $3,058.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation                        $176,969
Unrealized depreciation                        (225,429)
                                          --------------
Net unrealized depreciation                     (48,460)
Undistributed ordinary income                     2,163
Capital loss carryforward                    (1,913,554)
Post-October loss                                (9,598)
Cost for federal income
tax purposes                                 $2,527,528

J) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

K) Offering costs The offering costs of $2,000 have been fully amortized on a straight line basis.

The fund will reimburse Putnam Management for the payment of these expenses.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid monthly based on the average net assets of the fund. Such fee is based on the following annual rates: 1.00% of the first $500 million of average net assets, 0.90% of the next $500 million, 0.85% of the next $500 million, 0.80% of the next $5 billion, 0.775% of the next $5 billion, 0.755% of the next $5 billion, 0.74% of the next $5 billion and 0.73% thereafter.

Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through January 31, 2004, to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes, deferred organizational and extraordinary expense, credits from Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC, and payments under the trust's distribution plan) would exceed an annual rate of 1.65% of the fund's average net assets.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by PFTC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended January 31, 2003, the fund's expenses were reduced by $233 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $100 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management at an annual rate of up to 0.35% of the average net assets attributable to class A shares. The Trustees currently have not approved payments under the Plan.

For the year ended January 31, 2003, Putnam Retail Management, acting as underwriter received no monies from the sale of class A shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended January 31, 2003, Putnam Retail Management, acting as underwriter received no monies on redemptions.

Note 3
Purchases and sales of securities

During the year ended January 31, 2003, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $1,796,358 and $4,460,610, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At January 31, 2003, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                               Year ended January 31, 2003
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     23,633            $138,327
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                   910               5,197
---------------------------------------------------------------------------
                                                24,543             143,524

Shares repurchased                            (452,214)         (2,868,579)
---------------------------------------------------------------------------
Net decrease                                  (427,671)        $(2,725,055)
---------------------------------------------------------------------------

                                               Year ended January 31, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    148,202          $1,014,114
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                               148,202           1,014,114

Shares repurchased                            (149,570)           (981,938)
---------------------------------------------------------------------------
Net increase (decrease)                         (1,368)            $32,176
---------------------------------------------------------------------------

At January 31, 2003, Putnam Investments, LLC owned 354,328 class A shares of the fund (80% of class A shares outstanding), valued at $1,955,891.


FEDERAL TAX INFORMATION
(Unaudited)

For the year ended January 31, 2003, interest and dividends from foreign countries were $65,513 or $0.148 per share. Taxes paid to foreign countries were $7,397 or $0.017 per share.

The Form 1099 you receive in January 2004 will show the tax status of all distributions paid to your account in calendar 2003.



TRUSTEES


Name, Address, 1 Date of Birth,
Position(s) Held with Fund
and Length of Service              Principal Occupation(s)
as a Putnam Fund Trustee 2         During Past 5 Years           Other Directorships Held by Trustee
-------------------------------------------------------------------------------------------------------
Jameson A. Baxter (9/6/43),        President, Baxter             Director of ASHTA Chemicals, Inc.,
Trustee since 1994                 Associates, Inc.              Banta Corporation (a printing and
                                   (a management                 digital imaging firm), Intermatic
                                   consulting and private        Corporation (manufacturer of energy
                                   investments firm)             control products), Ryerson Tull, Inc.
                                                                 (a steel service corporation),
                                                                 Advocate Health Care, and the
                                                                 National Center for Nonprofit
                                                                 Boards. Chairman Emeritus
                                                                 of the Board of Trustees, Mount
                                                                 Holyoke College. Also held various
                                                                 positions in investment banking and
                                                                 corporate finance, including Vice
                                                                 President and principal of the
                                                                 Regency Group and consultant to
                                                                 First Boston Corp.

Charles B. Curtis (4/27/40),       President and Chief           Member of the Council on Foreign
Trustee since 2001                 Operating Officer,            Relations, the Electric Power
                                   Nuclear Threat                Research Institute Advisory Council,
                                   Initiative (a private         the Board of Directors of the Gas
                                   foundation dedicated          Technology Institute, the University
                                   to reducing the threat        of Chicago Board of Governors for
                                   of weapons of mass            Argonne National Laboratory, the
                                   destruction), also serves     Board of Directors of the
                                   as Senior Advisor to the      Environment and Natural Resources
                                   United Nations                Program Steering Committee,
                                   Foundation                    John F. Kennedy School of
                                                                 Government, Harvard University.
                                                                 Prior to 2002, Mr. Curtis was a
                                                                 member of the Board of Directors of
                                                                 the Gas Technology Institute. Until
                                                                 2001, Mr. Curtis was a Member of
                                                                 the Department of Defense's Policy
                                                                 Board and Director of EG&G
                                                                 Technical Services, Inc. (fossil energy
                                                                 research and development support)
                                                                 and prior to May 1997, Mr. Curtis
                                                                 was Deputy Secretary of Energy.

John A. Hill (1/31/42),            Vice-Chairman and             Director of Devon Energy
Trustee since 1985 and             Managing Director,            Corporation (formerly known as
Chairman since 2000                First Reserve                 Snyder Oil Corporation),
                                   Corporation                   TransMontaigne Oil Company,
                                   (a registered investment      Continuum Health Partners of
                                   advisor investing in          New York, Sarah Lawrence College,
                                   companies in the              and various private companies owned
                                   world-wide energy             by First Reserve Corporation.
                                   industry on behalf of         Trustee of TH Lee, Putnam
                                   institutional investors)      Investment Trust (a closed-end
                                                                 investment company). Prior to
                                                                 acquiring First Reserve in 1983,
                                                                 Mr. Hill held executive positions
                                                                 with several advisory firms and
                                                                 various positions with the federal
                                                                 government, including Associate
                                                                 Director of the Office of Management
                                                                 and Budget and Deputy Director of
                                                                 the Federal Energy Administration.


Ronald J. Jackson                  Private investor              Former Chairman, President, and
(12/17/43),                                                      Chief Executive Officer of Fisher-
Trustee since 1996                                               Price, Inc. (a toy manufacturer).
                                                                 Previously served as President and
                                                                 Chief Executive Officer of Stride-
                                                                 Rite, Inc. and Kenner Parker Toys.
                                                                 Also held financial and marketing
                                                                 positions with General Mills, Parker
                                                                 Brothers, and Talbots. President of
                                                                 the Kathleen and Ronald J. Jackson
                                                                 Foundation (charitable trust).
                                                                 Member of the Board of Overseers of
                                                                 WGBH (public television and radio).
                                                                 Member of the Board of Overseers of
                                                                 the Peabody Essex Museum.

Paul L. Joskow (6/30/47),          Elizabeth and James           Director, National Grid Transco
Trustee since 1997                 Killian Professor of          (formerly National Grid Group,
                                   Economics and                 a UK-based holding company
                                   Management and                with interests in electric and gas
                                   Director of the Center        transmission and distribution and
                                   for Energy and                telecommunications infrastructure),
                                   Environmental Policy          and the Whitehead Institute for
                                   Research, Massachusetts       Biomedical Research (a non-profit
                                   Institute of Technology       research institution). President of the
                                                                 Yale University Council. Prior to
                                                                 February 2002, March 2000, and
                                                                 September 1998, Dr. Joskow was a
                                                                 Director of State Farm Indemnity
                                                                 Company (an automobile insurance
                                                                 company), Director of New England
                                                                 Electric System (a public utility
                                                                 holding company) and a consultant
                                                                 to National Economic Research
                                                                 Associates, respectively.

Elizabeth T. Kennan                Chairman, Cambus-             Director, Northeast Utilities, and
(2/25/38),                         Kenneth Bloodstock (a         Talbots (a distributor of women's
Trustee since 1992                 limited liability company     apparel). Trustee of Centre College.
                                   involved in thoroughbred      Prior to 2001, Dr. Kennan was a
                                   horse breeding and            member of the Oversight Committee
                                   farming), President           of Folger Shakespeare Library.
                                   Emeritus of Mount             Prior to September 2000, June 2000,
                                   Holyoke College               and November 1999, Dr. Kennan
                                                                 was a Director of Chastain Real
                                                                 Estate, Bell Atlantic, and Kentucky
                                                                 Home Life Insurance, respectively.
                                                                 Prior to 1995, Dr. Kennan was a
                                                                 Trustee of Notre Dame University.
                                                                 For 12 years, she was on the faculty
                                                                 of Catholic University.

John H. Mullin, III                Chairman and CEO              Director Alex. Brown Realty, Inc.,
(6/15/41),                         of Ridgeway Farm              Sonoco Products, Inc. (a packaging
Trustee since 1997                 (a limited liability          company), The Liberty Corporation
                                   company engaged in            (a company engaged in the
                                   timber and farming)           broadcasting industry), and Progress
                                                                 Energy, Inc. (a utility company,
                                                                 formerly known as Carolina Power
                                                                 & Light). Trustee Emeritus of
                                                                 Washington & Lee University. Prior
                                                                 to October 1997, January 1998, and
                                                                 May 2001, Mr. Mullin was a Director
                                                                 of Dillon, Read and Co. Inc.,
                                                                 The Ryland Group, Inc., and
                                                                 Graphic Packaging International
                                                                 Corp., respectively.

Robert E. Patterson                Senior Partner of Cabot       Chairman of the Joslin Diabetes
(3/15/45),                         Properties, LLP and           Center, Trustee of SEA Education
Trustee since 1984                 Chairman of Cabot             Association, and Director of
                                   Properties, Inc.              Brandywine Trust Company (a trust
                                                                 company). Prior to February 1998,
                                                                 Mr. Patterson was Executive Vice
                                                                 President and Director of
                                                                 Acquisitions of Cabot Partners
                                                                 Limited Partnership. Prior to
                                                                 December 2001, Mr. Patterson was
                                                                 President and Trustee of Cabot
                                                                 Industrial Trust (publicly traded real
                                                                 estate investment trust). Prior to
                                                                 1990, Mr. Patterson was Executive
                                                                 Vice President of Cabot, Cabot &
                                                                 Forbes Realty Advisors, the
                                                                 predecessor of Cabot Partners, and
                                                                 prior to that was Senior Vice
                                                                 President of the Beal Companies.

W. Thomas Stephens                 Corporate Director            Director of Xcel Energy Incorporated
(9/2/42),                                                        (public utility company), TransCanada
Trustee since 1997                                               Pipelines, Norske Canada, Inc.
                                                                 (paper manufacturer), Qwest
                                                                 Communications (communications
                                                                 company) and Mail-Well (printing
                                                                 and envelope company). Prior to
                                                                 July 2001 and October 1999, Mr.
                                                                 Stephens was Chairman of Mail-Well
                                                                 and MacMillan-Bloedel (forest
                                                                 products company). Prior to 1996,
                                                                 Mr. Stephens was Chairman and
                                                                 Chief Executive Officer of
                                                                 Johns Manville.

W. Nicholas Thorndike              Director of various           Trustee of Northeastern University and
(3/28/33),                         corporations and              Honorary Trustee of Massachusetts
Trustee since 1992                 charitable                    General Hospital. Prior to
                                   organizations,                September 2000, April 2000, and
                                   including Courier             December 2001, Mr. Thorndike was
                                   Corporation (a book           a Director of Bradley Real Estate,
                                   manufacturer) and             Inc., a Trustee of Eastern Utilities
                                   Providence Journal Co.        Associates, and a Trustee of Cabot
                                   (a newspaper publisher)       Industrial Trust, respectively.
                                                                 Previously served as Chairman of the
                                                                 Board and managing partner of
                                                                 Wellington Management/Thorndike
                                                                 Doran Paine & Lewis, and Chairman
                                                                 and Director of Ivest Fund.

Lawrence J. Lasser*                President and Chief           Director of Marsh & McLennan
(11/1/42),                         Executive Officer of          Companies, Inc. and the United Way
Trustee since 1992                 Putnam Investments            of Massachusetts Bay. Member of the
Vice President since 1981          and Putnam                    Board of Governors of the Investment
                                   Management                    Company Institute, Trustee of the
                                                                 Museum of Fine Arts, Boston, a
                                                                 Trustee and Member of the Finance
                                                                 and Executive Committees of Beth
                                                                 Israel Deaconess Medical Center,
                                                                 Boston, and a Member of the
                                                                 CareGroup Board of Managers
                                                                 Investment Committee, the Council
                                                                 on Foreign Relations, and the
                                                                 Commercial Club of Boston.

George Putnam, III*                President, New                Director of The Boston Family
(8/10/51),                         Generation Research,          Office, L.L.C. (registered investment
Trustee since 1984 and             Inc. (a publisher of          advisor), Trustee of the SEA
President since 2000               financial advisory and        Education Association, Trustee of
                                   other research services       St. Mark's School, and Trustee of
                                   relating to bankrupt and      Shore Country Day School.
                                   distressed companies)         Previously, Mr. Putnam was an
                                   and New Generation            attorney with the firm of Dechert
                                   Advisers, Inc.                Price & Rhoads.
                                   (a registered
                                   investment adviser)

A.J.C. Smith* (4/13/34),           Director of Marsh &           Director of Trident Corp. (a limited
Trustee since 1986                 McLennan                      partnership with over 30 institutional
                                   Companies, Inc.               investors). Trustee of the Carnegie
                                                                 Hall Society, the Educational
                                                                 Broadcasting Corporation and the
                                                                 National Museums of Scotland.
                                                                 Chairman of the Central Park
                                                                 Conservancy. Member of the Board
                                                                 of Overseers of the Joan and
                                                                 Sanford I. Weill Graduate School
                                                                 of Medical Sciences of Cornell
                                                                 University. Fellow of the Faculty of
                                                                 Actuaries in Edinburgh, the
                                                                 Canadian Institute of Actuaries, and
                                                                 the Conference of Actuaries.
                                                                 Associate of the Society of Actuaries.
                                                                 Member of the American Actuaries,
                                                                 the International Actuarial
                                                                 Association and the International
                                                                 Association of Consulting Actuaries.
                                                                 Prior to May 2000 and November
                                                                 1999, Mr. Smith was Chairman and
                                                                 CEO, respectively, of Marsh &
                                                                 McLennan Companies, Inc.

-------------------------------------------------------------------------------------------------------
1 The address of each Trustee is One Post Office Square, Boston, MA 02109. As of January 31, 2003,
  there were 101 Putnam Funds.

2 Each Trustee serves for an indefinite term, until his or her resignation, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc.,
  the parent company of Putnam LLC and its affiliated companies. Messrs. Putnam, III, Lasser and Smith are deemed "interested  persons" by virtue of their positions as officers or shareholders of the fund or Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc. George Putnam, III
  is the President of your fund and each of the other Putnam funds. Lawrence J. Lasser is the President and Chief Executive Officer of Putnam Investments and Putnam Management. Mr. Lasser and Mr. Smith serve as Directors of Marsh & McLennan Companies, Inc.




OFFICERS


In addition to George Putnam III and Lawrence J. Lasser, the other officers of the fund are shown below:

Name, Address, 1 Date of Birth,    Length of Service with
Position(s) Held with Fund         the Putnam Funds              Principal Occupation(s) During Past 5 Years
---------------------------------------------------------------------------------------------------------------
Charles E. Porter                  Since 1989                    Managing Director, Putnam Investments
(7/26/38), Executive Vice                                        and Putnam Management
President, Treasurer and
Principal Financial Officer

Patricia C. Flaherty               Since 1993                    Senior Vice President, Putnam Investments
(12/1/46), Senior Vice                                           and Putnam Management
President

Karnig H. Durgarian                Since 2002                    Senior Managing Director, Putnam
(1/13/56), Vice President and                                    Investments
Principal Executive Officer

Steven D. Krichmar                 Since 2002                    Managing Director, Putnam Investments.
(6/27/58), Vice President and                                    Prior to July 2001, Partner,
Principal Financial Officer                                      PricewaterhouseCoopers LLP

Michael T. Healy                   Since 2000                    Managing Director, Putnam Investments
(1/24/58), Assistant Treasurer
and Principal Accounting
Officer

Brett C. Browchuk                  Since 1994                    Managing Director, Putnam Investments
(2/27/63), Vice President                                        and Putnam Management

Charles E. Haldeman Jr.            Since 2002                    Senior Managing Director, Putnam
(10/29/48), Vice President                                       Investments and Putnam Management.
                                                                 Prior to October 2002, Chief Executive
                                                                 Officer, Lincoln National Investment
                                                                 Companies; prior to January 2000,
                                                                 President and Chief Operating Officer,
                                                                 United Asset Management.

Richard G. Leibovitch              Since 1999                    Managing Director, Putnam Investments
(10/31/63), Vice President                                       and Putnam Management. Prior to
                                                                 February 1999, Managing Director,
                                                                 J.P. Morgan

Beth S. Mazor                      Since 2002                    Senior Vice President, Putnam Investments
(4/6/58), Vice President

Richard A. Monaghan                Since 1998                    Senior Managing Director, Putnam
(8/25/54), Vice President                                        Investments and Putnam Retail
                                                                 Management. Prior to November 1998,
                                                                 Managing Director, Merrill Lynch

Stephen M. Oristaglio              Since 1998                    Senior Managing Director, Putnam
(8/21/55), Vice President                                        Investments and Putnam Management.
                                                                 Prior to July 1998, Managing Director,
                                                                 Swiss Bank Corp.

Gordon H. Silver                   Since 1990                    Senior Managing Director, Putnam
(7/3/47), Vice President                                         Investments, Putnam Management and
                                                                 Putnam Retail Management

Mark C. Trenchard                  Since 2002                    Senior Vice President, Putnam Investments
(6/5/62), Vice President

Judith Cohen                       Since 1993                    Clerk and Assistant Treasurer, The
(6/7/45), Clerk and                                              Putnam Funds
Assistant Treasurer

Justin M. Scott                    Since 2000                    Managing Director of Putnam Management
(9/16/57), Vice President

Omid Kamshad                       Since 2000                    Managing Director of Putnam Management
(9/12/62), Vice President
---------------------------------------------------------------------------------------------------------------
1 The address of each Officer is One Post Office Square, Boston, MA 02109.



FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin, III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer
and Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and
Principal Executive Officer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Brett C. Browchuk
Vice President

Charles E. Haldeman, Jr.
Vice President

Lawrence J. Lasser
Vice President

Richard G. Leibovitch
Vice President

Beth S. Mazor
Vice President

Richard A. Monaghan
Vice President

Stephen M. Oristaglio
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President

Justin M. Scott
Vice President

Omid Kamshad
Vice President

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam International Fund 2000. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE

88601 2SL 3/03